                                                                    Exhibit 10.7
                                                                    ------------


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ( THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                                  Right to Purchase Shares of Common Stock of GRC International, Inc.

                         _____________________________
                         Common Stock Purchase Warrant

          GRC International, Inc., a Delaware corporation having an address at 1900 Gallows Road, Vienna, VA 22181, (the "Company"), hereby certifies that for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cripple Creek Securities, LLC having an address at 40 West 57th Street, 15th Floor, New York, NY 10019, ("Purchaser") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after the date hereof (subject to the provisions of Section 2 hereof) and ending eighty-four (84) months after the date hereof up to 125,000 of fully paid and nonassessable shares of Common Stock, $0.10 par value, of the Company together with any associated Common Stock Purchase Rights (the "Common Stock") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

          1.  Definitions.
              ------------

              (a) the term "Warrant Holder" shall mean the Purchaser or any assignee of all or any portion of this Warrant at any given time who, at the time of assignment, acquired the right to purchase at least 1000 Warrant Shares, (such number being subject to adjustment after the date hereof pursuant to Section 5 herein).

              (b) the term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

              (c) the term "Purchase Price" shall mean $8.47, which represents 140% of the average of the closing sale prices of the Common Stock on the Principal Market (as hereinafter defined) for the period from and including January 21, 1997 to and including January 29, 1997.

              (d) other terms used herein which are defined in the Structured Equity Line Flexible FinancingSM Agreement dated as of January 21, 1997 (the "Agreement") or the Registration Rights Agreement, dated as of January 30, 1997 (the "Registration Rights Agreement") shall have the same meanings herein as therein.

          2.  Exercise of Warrant.
              --------------------

          This Warrant may be exercised by Warrant Holder, in whole or in part, at any time and from time to time, on or after the date which is eighteen (18) months following the date hereof, by surrender of this Warrant, together with the Purchase Price (as defined in Section 1) for each share of Common Stock as to which the Warrant is exercised, and the form of subscription attached hereto as Exhibit A duly executed by Warrant Holder, to the Company it its principal office; provided that in the event that prior to such date (i) the Company declares a record date for a material dividend or distribution in respect of the Common Stock (in cash or securities or other assets, other than Common Stock),
(ii) if at any time (A) there occurs any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation) or there occurs any other corporate reorganization or transaction or series of related transactions, and as a result thereof the shareholders of the Company pursuant to such merger, consolidation, reorganization or other transaction own in the aggregate less than 50% of the voting power and common equity of the ultimate parent corporation or other transaction (B) the Company transfers all or substantially all of the Company's assets to another corporation or other entity or person or (iii) the Agreement is terminated by the Investor pursuant to Section 2.6, of the Agreement, the Warrant shall become exercisable thereafter in full at the Adjusted Purchase Price. The Adjusted Purchase Price shall equal the lesser of (x) $8.47 (as adjusted from time to time pursuant to Section 5 hereof) and (y) 80.0% (as adjusted from time to time pursuant to Sections 5 (c) and 5(f) hereof) of the Transaction Value per share of Common Stock issuable upon exercise of the Warrant. The term "Transaction Value per share" means, in the case of a merger, acquisition, sale of Common Stock, sale of assets or similar transaction, the fair market value of the consideration to be received per share of Common Stock, as evidenced by the average of the closing sale price for the Common Stock during the ten (10) Trading Days following the announcement of such definitive agreement and in the case of a material special dividend or distribution (which material special dividend or distribution shall not include any grant of any "poison pill" or any amendment or modification of the terms of any "poison pill" that does not involve any increase in the consideration payable thereunder upon redemption of the "poison pill"), the fair market value of the dividend or distribution as determined in good faith by the Company's Board of Directors; provided that if the dividend or distribution is in the form of an instrument that trades "when issued" the fair market value thereof shall be determined by reference to the average of the closing sale price for such instrument in the when issued market or in the absence of a closing sale price, the average of the closing bid and asked price) during the ten (10) Trading Days following such record date. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as Warrant Holder (upon payment by the Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

               (a) Subject to the terms of conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Warrant Holder, or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may lawfully direct, certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which Warrant Holder is entitled upon such exercise.

               (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the Fair Market Value of such fractional share. For purposes of this Warrant, Fair Market Value equals the closing sale price of the Common Stock on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted in the Nasdaq National Market, the average of the closing bid and asked prices on the over-the-counter market as furnished by any New York Stock Exchange member firm that makes a market in the Common Stock reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or traded over-the-counter and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

               (c) Notwithstanding any provision of this Section 2, as of any date prior to the date of exercise of this Warrant or any portion thereof, the aggregate number of shares of Common Stock into which this Warrant, all other warrants and all other securities convertible into or exchangeable for Common Stock held by the Warrant Holder and its affiliates shall be convertible or exchangeable, together with the shares of Common Stock then beneficially owned (as such term is defined in the Exchange Act) by such Warrant Holder and its affiliates, shall not exceed 4.9% of the total outstanding shares of Common Stock as of such date. This Warrant shall not be exercisable on any date to the extent that such exercise would limit the ability of the Investor to purchase shares of Common Stock as a result of a Mandatory Purchase Notice or an Additional Purchase Notice (as such terms are defined in the Agreement) pursuant to Section 2.1(c) of the Agreement.

          4.   Covenants of the Company.
               -------------------------

               (a) The Company shall use its reasonable best efforts to insure that a Registration Statement under the Securities Act covering the resale of other disposition thereof of the Warrant Shares by Warrant Holder is effective to the extent as provided in the Registration Rights Agreement or, to the extent applicable, pursuant to Section 3.2(a) of the Agreement.

               (b) The Company shall take all necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the New York Stock Exchange, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

               (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on the Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to constitute a breach of the Company's obligations hereunder or so as to adversely affect any rights of the Warrant Holder under this Warrant.

               (d) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

               (e) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

               (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                   (i) make and keep public information available, as those terms are understood an defined in Rule 144, at all times;

                   (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

                   (iii) furnish to any Warrant Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

          5.   Adjustment of Exercise Price and Number of Shares.
               --------------------------------------------------

               The number of, and kind of, securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

               (a) Subdivisions, Combinations and Other Issuances.  If the
                   ----------------------------------------------
          Company shall at any time after the date hereof, but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

               (b) Stock Dividend.  If at any time after the date hereof the
                   --------------
          Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if not record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price per share shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

               (c) Other Distributions.  If at any time after the date hereof
                   -------------------
          the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then the Company shall decrease the per share Purchase Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors.

               (d) Merger. etc.  If at any time after the date hereof there
                   ------
          shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant Holder shall be entitled to receive upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be.

               (e) Reclassification. Etc.  If at any time after the date hereof
                   ---------------------
          there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

               (f) Purchase Price Adjustment.  In the event that the Company
                   -------------------------
          issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of the Company's 5% Convertible Debentures due 2002 (the "Debentures") or of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued pursuant to the Company's employee, officer, director, or consultant stock or option or similar equity-based compensations plans now or hereafter established or shares used upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the SEC Documents) at an effective purchase price per share which is less than ninety-five (95%) of the Fair Market Value (including any applicable underwriting discounts and/or commissions) of the Common Stock on the Trading Day next preceding such issue or sale, then in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under any provision of the Debentures and the Warrant plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Fair Market Value and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under any provision of the Debentures and Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any Equity Offerings (as defined in the Agreement) then outstanding whether or not they are exercisable or convertible when such fraction is to be determined.

               The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustment.

               Notwithstanding anything else contained in this Warrant to the contrary, there shall be no adjustment of the Purchase Price or the number of shares of Common Stock issuable pursuant to the exercise of this Warrant in the event that during the term of this Warrant, the Company issues shares of Common Stock, or securities convertible into Common Stock to the Purchaser.

               (g) Adjustments: Additional Shares, Securities or Assets.  In the
                   ----------------------------------------------------
          event that at any time, as a result of an adjustment made pursuant to this Section 5, the Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

          6.   No Impairment.
               --------------

               The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Share above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant. By acceptance hereof, the Holder of this Warrant acknowledges and agrees that the transactions specified in Section 2(i) and (ii) hereof shall not constitute an impairment of the rights of the Warrant Holder hereunder.

          7.   Notice of Adjustments.
               ----------------------

               Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

          8.   Rights as Stockholder.
               ---------------------

               Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified, therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          9.   Replacement of Warrant.
               ----------------------

               Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          10.  Specific Enforcement: Consent to Jurisdiction: Waiver of Jury
               -------------------------------------------------------------
               Trial.
               -----

               (a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

               (b) Each of the Company and the Warrant Holder hereby (i) agree that all actions or proceedings arising directly or indirectly from or in connection with this Warrant shall be litigated only in the Supreme Court of the Sate of New York or the United States District Court for the Southern District of New York located in New York County, New York and (ii) to the extent permitted by applicable law, consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address, set forth in this Warrant (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereby waive any right to a jury trial in connection with any litigation pursuant to this Warrant.

          11.  Entire Agreement: Amendments.
               ----------------------------

               This Warrant, the Exhibits hereto and the provisions contained in the Agreement or the Registration Rights Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and except as specifically set forth herein and therein. This Warrant and any term thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          12.  Restricted Securities.
               ---------------------

               Sections 6.6, 7.1, 7.2 and 7.3 of the Agreement are incorporated herein by reference and hereby made a part hereof.

          13.  Notices.
               -------

               Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correction answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
          (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                         to the Company:
                                 Chairman, President & CEO
                                 GRC International, Inc.
                                 1900 Gallows Road
                                 Vienna, VA 22182

                         with copies to:
                                 Steve Parker, Esq.
                                 C.D. McCoy, Esq.
                                 Arnold & Porter
                                 555 12th Street, N.W.
                                 Washington, D.C. 20004
                         to the Warrant Holder:
                                 Cripple Creek Securities, LLC
                                 40 West 57th Street
                                 15th Floor
                                 New York, NY 10019
                                 Attn: Robert Chender, Esq.
                                 Fax: (212) 698-0554

                         with copies to:
                                 The Palladin Group, L.P.
                                 40 West 57th Street
                                 15th Floor
                                 New York, NY 10019
                                 Attn: Andrew Kaplan
                                 Fax: (212) 698-0599

                         and
                                 Ramius Capital LLC
                                 40 West 57th Street
                                 15th Floor
                                 New York, NY 10019
                                 Attn: Jeffrey Solomon
                                 Fax: (212) 698-0554

          Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.

          14.  Miscellaneous.
               -------------

               This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

          15.  Expiration.
               ----------

               The right to exercise this Warrant shall expire eighty-four (84) months after the date hereof.

          Dated: January 30, 1997      GRC INTERNATIONAL, INC.

                                       By:
                                          -----------------------------------

                                       Title: Chairman, President & CEO

          [CORPORATE SEAL]

          Attest:

          By:
             -------------------------
          Its: SVP, Gen. Cnsl. & Sec'y.

                                                                       EXHIBIT A
                                                                       ---------

                            FORM OF WARRANT EXERCISE

                   (To be signed only on exercise of Warrant)

TO:
   --------------------

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ____ shares of Common Stock of GRC International, Inc., a Delaware corporation (the "Company"), and herewith makes payment of $ _____ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________, whose address is ______________________________________________________.

Dated:______________

                    (Signature must conform to name of holder as specified on the face of the Warrant)

 _________________________
                    (Address)

                                                                       EXHIBIT B
                                                                       ---------

                               FORM OF ASSIGNMENT
                               ------------------
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right represented by the within Warrant to purchase
________ shares of Common Stock of GRC International, Inc., a ______ corporation, to which the within Warrant relates, and appoints ________ Attorney to transfer such right on the books of GRC International, Inc., a Delaware corporation, with full power of substitution the premises.

Dated:
                         ----------------------------------
                         (Signature must conform to name of
                         holder as specified on the face of
                         the Warrant)


                         ----------------------------------
                                       Address

Signed in the presence of:

-----------------------------